UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 18, 2024

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Item 8.01 Other Events

This is an amendment to

THIS IS A MASTER TRUST INDENTURE, Issued and reported dated May 2016 and Amended on December 18, 2022, thru last amended on Oct 11, 2023, by and between Global Infrastructure Finance & Development Authority, Inc., a Pennsylvania nonprofit corporation (the “Direct Issuer”), and HSRF STATUTORY TRUST, a STATUTORY trust as trustee (the “Trustee”)

This is an amendment.

See all attached PDF files:

MASTER TRUST INDENTURE

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC.

Direct Issuer

Municipal Revenue US Domestic Bond SERIES 2-2022 – 12-2022 for a total value of 40,000,000,000 US$.

TO DEVELOP ALABAMA TOLLS FACILITIES INC. (ATFI) UNDER

Alabama House Joint Resolution HJR 459 & Senate Joint Resolution SJR 56 H. R. 3684 Infrastructure Investment and Jobs Act 117th Congress (2021-2022)

IN-SUPPORT of H. R. 3684 Infrastructure Investment and Jobs Act 117th Congress (2021-2022) Infrastructure and Jobs Act (Pub. L 117-58, November 15, 2021).

Infrastructure and Jobs Act (Pub. L 117-58, November 15, 2021) “Bipartisan Infrastructure Law”

Item 9.01.    Financial Statements and Exhibits.

Ex 99.1	House Joint Resolution HJR459 – 456 & Senate Joint Resolution SJ R56
Ex 99.2	Private Placement Memorandum
Ex 99.3	Master Trust Indenture
Ex 99.4	AML – Compliance Policy 2024
Ex 99.5	GIFDA Investor Presentation for the project
Ex 99.6	Financial accumulative model of three phases
Ex 99.7	GIFDA Project Executive Summary
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2024

Ameri Metro, Inc.

/s/ Shah Mathias
By:	Shah Mathias
Title:	Chief Executive Officer

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